UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2014

IHEARTMEDIA CAPITAL I, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-158279-36	27-0263715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 22, 2014, iHeartCommunications, Inc. (formerly known as Clear Channel Communications, Inc.) (“iHeart”), a subsidiary of iHeartMedia Capital I, LLC, distributed a confidential preliminary offering circular dated September 22, 2014 (the “Offering Circular”) relating to the proposed offering (the “Proposed Offering”) of $250,000,000 aggregate principal amount of iHeart’s Priority Guarantee Notes due 2022 (the “New Notes”) to be offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Act. The New Notes will be issued as “additional notes” under the indenture governing iHeart’s outstanding Priority Guarantee Notes due 2022 that were issued on September 10, 2014.

The Offering Circular discloses that through September 19, 2014, revenues for iHeart’s iHeartMedia segment were pacing up 2.8%, with core stations pacing up 1.3%. Pacings for the Americas Outdoor advertising and International Outdoor advertising segments were down 0.8% and up 4.5%, respectively.

Pacing data reflects revenues booked at a specific date versus the comparable date in the prior period and may or may not reflect the actual revenue growth at the end of the period. iHeart’s revenue pacing information includes an adjustment to prior periods to include all acquisitions and exclude all divestitures in both periods presented for comparative purposes. It also excludes the effects of foreign exchange movements.

The pacing data included in the Offering Circular may be deemed material, non-public information and is being furnished hereby pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On September 22, 2014, iHeart issued a press release announcing the launch of the Proposed Offering. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by iHeartCommunications, Inc. on September 22, 2014 (incorporated by reference from Exhibit 99.1 to iHeartCommunications, Inc.’s Current Report on Form 8-K filed on September 22, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA CAPITAL I, LLC

Date: September 22, 2014	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by iHeartCommunications, Inc. on September 22, 2014 (incorporated by reference from Exhibit 99.1 to iHeartCommunications, Inc.’s Current Report on Form 8-K filed on September 22, 2014).